EXHIBIT 10.1
                                                                    ------------


                                                                  EXECUTION COPY

                             PLAYTEX PRODUCTS, INC.

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 29, 2002 and entered into by and among Playtex Products, Inc., a Delaware corporation (the "BORROWER"), the Persons listed on the signature pages hereto as Guarantors, the financial institutions listed on the signature pages hereto as Lenders and Credit Suisse First Boston, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of May 22, 2001 (the "CREDIT AGREEMENT"), by and among the Borrower, the Lenders and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                  WHEREAS, the Borrower and the Lenders constituting Required Lenders desire to amend the Credit Agreement to permit the Borrower to incur additional Indebtedness in the form of an additional $450,000,000 of Term Loans, to amend certain covenants and prepayment provisions, and to make certain other related changes in the Credit Agreement and the Security Agreement, all as more specifically set forth herein;

                  WHEREAS, the proceeds of such additional Term Loans, together with approximately $21,800,000 of cash on hand of the Borrower, will be utilized by the Borrower to make an optional prepayment of the Term A Loans and the Term B Loans in full.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1      AMENDMENTS TO SUBSECTION 1.1:  DEFINED TERMS

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting definitions of the terms "Borrowing Date", "Class", "Commitments", "Consolidated Excess Cash Flow", "Required Class Lenders", "Term Loan Commitment", "Term Loan Exposure" and "Term Loans" and inserting the following in lieu thereof:

                  "BORROWING DATE": any Business Day specified in a notice pursuant to subsection 2.2, 2.4, 4.2, 5.2 or 5.4 as a date on which the Borrower requests the Lenders to make Loans hereunder.

                  "CLASS": as applied to the Lenders, means each of the following classes of Lenders: (i) Lenders having Revolving Credit Loan Exposure, (ii) Lenders having Term A Loan Exposure, (iii) Lenders having Term B Loan Exposure, (iv) Lenders having Term C Loan Exposure, and (v) any other Term Loan Lenders having any other Term Loan Exposure.

                  "COMMITMENTS": the collective reference to the Revolving Credit Commitments, the Swing Line Commitment, the Term A Loan Commitments, the Term B Loan Commitments, the Term C Loan Commitments and any Increased Commitments pursuant to subsection 2.5.

                  "CONSOLIDATED EXCESS CASH FLOW": for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA and (b) the Consolidated Working Capital Adjustment MINUS (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (including repurchases and redemptions of Convertible Notes and other Indebtedness, but excluding (1) repayments of Revolving Credit Loans except to the extent the Revolving Credit Commitments are permanently reduced in connection with such repayments and (2) payment of the Convertible Notes with funds on deposit in the Excess Cash Flow Account), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (c) Consolidated Interest Expense, and (d) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period.

                  "REQUIRED CLASS LENDERS": at any time of determination (i) for the Class of Lenders having Revolving Credit Loan Exposure, Lenders having or holding more than 50% of the aggregate Revolving Credit Loan Exposure of all Lenders, (ii) for the Class of Lenders having Term A Loan Exposure, Lenders having or holding more than 50% of the aggregate Term A Loan Exposure of all Lenders, (iii) for the Class of Lenders having Term B Loan Exposure, Lenders having or holding more than 50% of the aggregate Term B Loan Exposure of all Lenders, (iv) for the Class of Lenders having Term C Loan Exposure, Lenders having or holding more than 50% of the aggregate Term C Loan Exposure of all Lenders, and (v) for any other Class of Lenders having any other Term Loan Exposure, the Lenders having or holding more than 50% of such other aggregate Term Loan Exposure of such other Lenders.

                  "TERM LOAN COMMITMENT": as to any Lender, the obligation of such Lender to make Term A Loans pursuant to subsection 4.1, to make Term B Loans pursuant to subsection 5.1, to make Term C Loans pursuant to subsection 5.3, and to make other Term Loans pursuant to subsection 2.5 and any Increased Commitment Agreement, and "Term Loan Commitments" means such commitments of all Term Loan Lenders in the aggregate.

                  "TERM LOAN EXPOSURE": at any time of determination, (i) the Term A Loan Exposure of any Lender, (ii) the Term B Loan Exposure of any Lender, (iii) the Term C Loan Exposure of any Lender and (iv) with respect to any other Lender, (a) prior to the funding of any Term Loans other than Term A Loans, Term B Loans or Term C Loans, that Lender's Term Loan Commitment with respect to such other Term Loans, and (b), after the funding of such other Term Loans, the outstanding principal amount of such other Term Loans of that Lender.

                  "TERM LOANS": the Term A Loans, the Term B Loans, the Term C Loans and term loans made to the Borrower pursuant to subsection 2.5 and any Increased Commitments Agreement.

                  B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding the following at the end of the definition of the term "Applicable ABR Margin":

                  "In the case of Term C Loans, the Applicable ABR Margin shall mean, as of any date of determination, 1.00% per annum."

                  C. Subsection 1.1 of the Credit Agreement is hereby further amended by the following at the end of the definition of the term "Applicable Eurodollar Margin":

                  "In the case of Term C Loans, the Applicable Eurodollar Margin shall mean, as of any date of determination, 2.25% per annum."

                  D. Subsection 1.1 of the Credit Agreement is hereby further amended to add the following definitions:

                  "EXCESS CASH FLOW ACCOUNT": the account in the name, and under the sole dominion and control, of the Administrative Agent into which amounts shall be deposited by the Borrower as provided in subsection 6.3(d) and which shall be utilized as provided in subsection 6.15.

                  "FIRST AMENDMENT": the First Amendment to Credit Agreement, dated as of May 29, 2002, by and among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

                  "FIRST AMENDMENT DATE": May 29, 2002 or such later date on which the conditions precedent set forth in the First Amendment shall be satisfied.

                  "TERM C LOAN": as defined in subsection 5.3(a).

                  "TERM C LOAN COMMITMENT": as to any Lender, the obligation of such Lender to make a Term C Loan to the Borrower on the First Amendment Date or on the date provided for in any Increased Commitments Agreement, in a principal amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 under the heading "Term C Loan Commitment".

                  "TERM C LOAN COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage which such Lender's Term C Loan Commitment then constitutes of the aggregate Term C Loan Commitments (or, at any time after the Term C Loan Commitments shall have expired or been terminated, the percentage which the aggregate principal amount of such Lender's Term C Loans then outstanding constitutes of the aggregate principal amount of all Term C Loans then outstanding).

                  "TERM C LOAN EXPOSURE": with respect to any Lender, means, as of any date of determination (i) prior to the funding of the Term C Loans, that Lender's Term C Loan

                  Commitment, and (ii), after the funding of the Term C Loans, the outstanding principal amount of the Term C Loan of that Lender.

                  "TERM C LOAN MATURITY DATE": May 31, 2009.

                  "TERM C LOAN NOTE": as defined in subsection 6.2(e).

                  1.2      AMENDMENTS TO SECTION 5: TERM B LOANS AND TERM C
                           LOANS

                  SECTION 5 of the Credit Agreement is hereby amended by retitling it `TERM B LOANS AND TERM C LOANS' and inserting the following as subsections 5.3 and 5.4:

                  "5.3     TERM C LOANS.

                  (a) Subject to the terms and conditions hereof, each Lender having a Term C Loan Commitment severally agrees to make a tranche C term loan (each a "TERM C LOAN"; collectively, the "TERM C LOANS") to the Borrower on the First Amendment Date or on the date provided for in any Increased Commitments Agreement, in an amount not to exceed the amount of the Term C Loan Commitment of such Lender as set forth on SCHEDULE 1.1 hereto.

                  (b) The Term C Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 5.4 and 6.4.

                  5.4 PROCEDURE FOR CLOSING DATE TERM C LOAN BORROWING. The Term C Loans may be borrowed in a single drawing on the First Amendment Date. To borrow the Term C Loans, the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time),
         (a) three Business Days prior to the First Amendment Date, if all or any part of the Term C Loans are to be initially Eurodollar Loans, or
         (b) one Business Day prior to the First Amendment Date, if the Term C Loans are to be initially ABR Loans, in each case requesting that the Lenders make the Term C Loans on the First Amendment Date, and specifying (i) the amount to be borrowed, (ii) whether the Term C Loans are to be initially Eurodollar Loans, ABR Loans or a combination thereof, and (iii) if the Term C Loans are to be entirely or partly Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender having a Term C Loan Commitment thereof. Not later than 10:00 A.M. on the First Amendment Date, each Lender shall make available to the Administrative Agent at its office specified in subsection 13.3 the amount of such Lender's Term C Loan Commitment Percentage of the Term C Loans to be made available on such date in immediately available funds. The Administrative Agent shall on such date credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent."

                  1.3      AMENDMENTS TO SECTION 6:  GENERAL PROVISIONS

                  A. Subsection 6.2(a) of the Credit Agreement is hereby amended by (a) deleting the word "and" immediately preceding clause (iii) of the first sentence thereof and (b) adding the following as clause (iv) at the end of the first sentence thereof:

                  "and (iv) the principal amount of the Term C Loans of such Lender, in 14 semi-annual installments, commencing November 30, 2002, each such installment in an amount equal to such Lender's Term C Loan Commitment Percentage of the respective amounts set forth for the Term C Loans in Schedule 6.2 for such installment (or the then unpaid principal amount of such Term C Loans, on the date that the Term B Loans become due and payable pursuant to SECTION 11)."

                  B. Subsection 6.2(e) of the Credit Agreement is hereby amended by (a) deleting the word "and" immediately preceding clause (iv) thereof and (b) deleting clause (iv) thereof and substituting the following in lieu thereof:

                  "(iv) a promissory note of the Borrower evidencing the Term C Loan of such Lender, substantially in the form of Exhibit A-5 hereto, with appropriate insertions as to date and principal amount (a "TERM C LOAN NOTE"), payable to the order of such Lender and representing the obligation of the Borrower to pay a principal amount equal to the amount of the Term C Loan of such Lender, with interest on the unpaid principal amount thereof from time to time outstanding under such Term C Loan Note as set forth in subsection 6.6 and (v) a promissory note of the Borrower evidencing any other Term Loan of such Lender as provided for in any Increased Commitments Agreement (such promissory note, together with the Term A Loan Notes, the Term B Loan Notes and the Term C Loan Notes, the "TERM LOAN NOTES")."

                  C. Subsection 6.3(a) of the Credit Agreement is hereby amended by adding the following immediately prior to the last sentence thereof:

                  "Any voluntary prepayments of the Term C Loans shall be applied to reduce the scheduled installments of principal thereof set forth on Schedule 6.2 on either a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each remaining scheduled installment of principal of the Term C Loans set forth on Schedule 6.2 or, at the Borrower's election made by giving written notice thereof to the Administrative Agent when such prepayment is made, in forward chronological order."

                  D. Subsection 6.3(d) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

                  "(d)(i) If on the date for prepayment of the Term Loans specified in this subsection 6.3(d)(i) any principal amount of the Term A Loans and/or the Term B Loans remains outstanding, in the event that there shall be Consolidated Excess Cash Flow for any fiscal year of the Borrower (commencing with the fiscal year ending in December, 2002), the Borrower shall, no later than 90 days after the end of such fiscal year, prepay the Term Loans in an aggregate amount equal to the Applicable Prepayment Percentage of such Consolidated Excess Cash Flow.

                           (ii) If on the date for deposit into the Excess Cash Flow Account or prepayment of the Term Loans specified in this subsection 6.3(d)(ii) no principal amount of the Term A Loans or the Term B Loans remains outstanding, in the event that there shall be Consolidated Excess Cash Flow for any fiscal year of the Borrower (commencing with the fiscal year ending in December, 2002), the Borrower shall, no later than 90 days after the end of such fiscal year, (A) if and to the extent that (1) the Convertible Notes remain outstanding, (2) amounts on deposit in the Excess Cash Flow Account are less than the lesser of $50,000,000 or the then outstanding principal amount of the Convertible Notes and (3) the Borrower elects to make a deposit into the Excess Cash Flow Account in lieu of prepaying the Term Loans, deposit an aggregate amount equal to the Applicable Prepayment Percentage of such Consolidated Excess Cash Flow LESS any amount used on such date to prepay the Term Loans pursuant to clause (B) below into the Excess Cash Flow Account or (B) if and to the extent that (1) the Convertible Notes are no longer outstanding, (2) amounts on deposit in the Excess Cash Flow Account are equal to or greater than the lesser of $50,000,000 or the then outstanding principal amount of the Convertible Notes or (3) the Borrower elects to prepay the Term Loans in lieu of making a deposit into the Excess Cash Flow Account, prepay the Term Loans in an aggregate amount equal to the Applicable Prepayment Percentage of such Consolidated Excess Cash Flow LESS any amount deposited on such date into the Excess Cash Flow Account pursuant to clause (A) above."

                  E. Subsection 6.3(e)(iv) of the Credit Agreement is hereby amended by adding the following immediately following the first sentence thereof:

                  "Any mandatory prepayments of the Term C Loans shall be applied to reduce the scheduled installments of principal of the Term C Loans set forth on Schedule 6.2 in forward chronological order."

                  F. Subsection 6.8(b) of the Credit Agreement is hereby amended by inserting "5.4" in the list of subsections of the Credit Agreement appearing in the second sentence thereof.

                  G. SECTION 6 of the Credit Agreement is hereby further amended by adding the following as subsection 6.15 thereof:

                  "6.15 EXCESS CASH FLOW ACCOUNT. The Excess Cash Flow Account shall be held by, and in the name of, the Administrative Agent under its sole dominion and control pursuant to the provisions of the Security Documents. At any time, upon written request of the Borrower to the Administrative Agent, if no Default or Event of Default has occurred and is then continuing, amounts on deposit in the Excess Cash Flow Account shall be made available to the Borrower to pay the outstanding principal amount of the Convertible Notes. If, upon payment of all outstanding principal of the Convertible Notes, amounts remain on deposit in the Excess Cash Flow Account, such amounts shall be utilized to prepay the Term Loans as provided in subsection 6.3(e)(iv)."

                  1.4      AMENDMENTS TO SECTION 7: REPRESENTATIONS AND
                           WARRANTIES

                  Subsection 7.17 of the Credit Agreement is hereby amended by adding the following as subsection (d):

                  "(d)     On the First Amendment Date, the proceeds of the Term
                  C Loans shall be utilized in full by the Administrative Agent to prepay the Term A Loans and the Term B Loans pursuant to subsection 6.3(a)."

                  1.5      AMENDMENTS TO SECTION 10:  NEGATIVE COVENANTS

                  A. Subsection 10.1(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

                  "(b)     LEVERAGE RATIO. Permit for any period of four
                  consecutive fiscal quarters ending on or about the last day of the fiscal quarters (each, a "TEST DATE") set forth below the Leverage Ratio to be greater than the ratio set forth opposite such fiscal quarter end below:

                        PERIOD                          MAXIMUM LEVERAGE RATIO
                        ------                          ----------------------

                  Closing Date to
                  March 30, 2002                                5.25 to 1.00

                  March 31, 2002 to                             5.25 to 1.00
                  June 28, 2003

                  June 29, 2003 to
                  September 27, 2003                            5.10 to 1.00

                  September 28, 2003 to
                  December 28, 2003                             5.00 to 1.00

                  December 29, 2003 to
                  March 27, 2004                                4.90 to 1.00

                  March 28, 2004 to
                  June 26, 2004                                 4.75 to 1.00

                  June 27, 2004 to
                  September 25, 2004                            4.60 to 1.00

                  September 26, 2004 to
                  December 25, 2004                             4.50 to 1.00

                  December 26, 2004 to
                  March 26, 2005                                4.25 to 1.00

                  March 27, 2005 and
                  thereafter                                    4.00 to 1.00"


                  B. Subsection 10.10(a)(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

                 "(ii)     the Borrower may redeem or purchase any of the
         Convertible Notes from any funds available therefor (including, without limitation, (a) amounts on deposit in the Excess Cash Flow Account and
         (b) if at such time the Borrower's Senior Debt Leverage Ratio measured on a PRO FORMA basis, immediately after giving effect to such redemption or purchase, would not exceed 2.25 to 1.00, proceeds of Revolving Credit Loans), if no Default or Event of Default has occurred or is continuing both immediately prior to and after giving effect to such redemption or purchase;"

                  1.6      AMENDMENTS TO SECTION 13:  MISCELLANEOUS

                  Subsection 13.3 of the Credit Agreement is hereby amended by inserting "5.4" in the list of subsections of the Credit Agreement therein.

                  1.7      AMENDMENTS TO SCHEDULES AND EXHIBITS

                  A. Schedule 1.1 to the Credit Agreement is amended by adding thereto the information set forth in Schedule 1.1 hereto.

                  B. Schedule 6.2 to the Credit Agreement is amended by adding thereto the information set forth in Schedule 6.2 hereto.

                  C. The Credit Agreement is further amended by adding, as Exhibit A-5 and Exhibit I thereto, Exhibit A-5 and Exhibit I attached hereto.

                  D. The Security Agreement shall be amended by the amendment in the form attached hereto (the "SECURITY AGREEMENT AMENDMENT").

SECTION 2. CONFORMING MODIFICATIONS OF COLLATERAL DOCUMENTS AND SUBSIDIARY GUARANTY AND AGREEMENT OF JOINDER

                  By their execution and delivery of this Amendment, the Lenders constituting Required Lenders, the Borrower and Guarantors approve, consent and agree that the lenders providing the Term C Loans shall, upon executing and delivering counterparts to this Amendment and the funding of the Term C Loans, become Lenders for all purposes of the Loan Documents entitled to the benefits of the Security Documents, the Guarantees and the other Loan Documents.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

                  Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:

                  A. On or before the First Amendment Date, the Borrower shall deliver to the Administrative Agent the following, each, unless otherwise noted, dated the First Amendment Date:

                  1. Signature and incumbency certificates of its officers executing this Amendment (which may be included in the certificate delivered pursuant to clause 4 below);

                  2. Copies of this Amendment and the Security Agreement Amendment executed by the Borrower and each Guarantor;

                  3. Resolutions of the Board of Directors of the Borrower approving the incurrence of the Term C Loans and this Amendment;

                  4. A certificate of the Borrower, dated the First Amendment Date, substantially in the form of Exhibit I hereto, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President of the Borrower; and

                  5. An opinion of counsel to the Borrower reasonably satisfactory to the Administrative Agent.

                  B. On or before the First Amendment Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Administrative Agent, acting on behalf of Lenders, and its counsel shall be reasonably satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

                  C. Required Lenders shall have executed and delivered copies of this Amendment to the Administrative Agent.

                  D. The Administrative Agent shall have been paid the fees as separately agreed by the Borrower and the Administrative Agent.

SECTION 4.        REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, the Borrower and each Guarantor represent and warrant to each Lender that the following statements are true, correct and complete in all material respects:

                  A. CORPORATE POWER AND AUTHORITY. Each of the Borrower and the Guarantors has the corporate power and authority, and the legal right, to enter into this Amendment and the Security Agreement Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment and the Security Agreement as amended by the Security Agreement Amendment (the "AMENDED AGREEMENTS"). The Borrower has the corporate power and authority, and the legal right, to borrow the Term C Loans and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of Amended Agreements.

                  B. AUTHORIZATION OF AGREEMENT. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the Security Agreement Amendment and the performance of the Amended Agreements.

                  C. NO CONFLICT. The execution, delivery and performance of this Amendment, the Term C Notes, if any, and the Security Agreement Amendment, the performance of the Amended Agreements, the borrowings of the Term C Loans and the use of the proceeds thereof and the consummation of the transactions contemplated hereby will not violate any Requirement of Law or Contractual Obligation of Holdings, the Borrower or of any of its Subsidiaries except for violations in the aggregate which would not be reasonably likely to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than Liens (i) created or permitted by the Security Documents and (ii) which in the aggregate would not reasonably be expected to have a Material Adverse Effect).

                  D. GOVERNMENTAL CONSENTS. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings of the Term C Loans or in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Security Agreement Amendment, the Amended Agreements or the Term C Notes, if any, or the consummation of the transactions contemplated hereby other than (i) any filings required in order to perfect and/or insure the priority of Liens created pursuant to the Security Documents and (ii) those the failure to obtain or make would not be reasonably likely to have a Material Adverse Effect.

                  E. BINDING OBLIGATION. Each of this Amendment, the Security Agreement Amendment, the Term C Notes, if any, and the Amended Agreements constitutes a legal, valid and binding obligation of the Borrower (and, in the case of this Amendment and the Security Agreement Amendment, each Guarantor), enforceable against the Borrower (and, in the case of this Amendment and the Security Agreement Amendment, each Guarantor) in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in SECTION 7 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION 5.        ACKNOWLEDGEMENT AND CONSENT

                  The Borrower is a party to the certain Security Documents, pursuant to which the Borrower has created Liens in favor of the Administrative Agent on certain Collateral to secure the Obligations. Each Guarantor is party to a Guarantee and certain Security Documents specified in the Credit Agreement, in each case as amended through the First Amendment Date, pursuant to which such Guarantor has (i) guarantied the Obligations pursuant to a Guarantee and (ii) granted a security interest in and pledged certain Collateral to the Administrative Agent to secure the obligations of such Guarantor under such Guarantee pursuant to such Security Documents.

                  Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and the other Loan Documents, this Amendment and the Security Agreement Amendment and consents to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment and the Security Agreement Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Loan Document), including without limitation the payment and performance of all such "Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Borrower and the Guarantors now or hereafter existing under or in respect of the Amended Agreements and the Notes.

                  Each Loan Party acknowledges and agrees that the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and the Security Agreement Amendment.

                  Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, it is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 6.        MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the First Amendment Date, each reference in the Credit Agreement or the other Loan Documents amended hereby or by the Security Agreement

         Amendment to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement or such other Loan Document shall mean and be a reference to the Amended Agreements.

                  (ii) Except as specifically amended by this Amendment and the Security Agreement Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment and the Security Agreement Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         BORROWER:                      PLAYTEX PRODUCTS, INC.


                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

         GUARANTORS:                    PLAYTEX INVESTMENT CORP.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        PLAYTEX INTERNATIONAL CORP.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        PLAYTEX MANUFACTURING, INC.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        PLAYTEX SALES AND SERVICES, INC.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        SUN PHARMACEUTICALS CORP.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        SMILE-TOTE, INC.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        TH MARKETING CORP.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        PERSONAL CARE HOLDINGS, INC.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        PERSONAL CARE GROUP, INC.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

                                        CAREWELL INDUSTRIES, INC.

                                        By /s/ Glenn A. Forbes
                                           ------------------------------------
                                        Title Executive Vice President
                                           ------------------------------------

         LENDERS: CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent


                                        By: /s/ Paul J. Corona
                                            -----------------------------------
                                        Name:   Paul J. Corona
                                        Title:  Director


                                        By: /s/ Robert Hetu
                                            -----------------------------------
                                        Name:   Robert Hetu
                                        Title:  Director


         LENDERS:                       ABBEY NATIONAL TREASURY SERVICES plc
                                        (U.S. Branch)


                                        By: /s/ Ian Burns
                                            -----------------------------------
                                        Name:   Ian Burns
                                        Title:  Chief Executive Officer


                                        By: /s/ Hans J. Scholz
                                            -----------------------------------
                                        Name:   Hans J. Scholz
                                        Title:  Senior Vice President


         LENDERS:                   NEW ALLIANCE GLOBAL CDO, LIMITED
                                    By:  Alliance Capital Management L.P.,
                                         as Sub-Advisor

                                        By:  Alliance Capital Management
                                             Corporation, as General Partner


                                        By: /s/ Joel Serebransky
                                            -----------------------------------
                                        Name:   Joel Serebransky
                                        Title:  Senior Vice President


         LENDERS:                       AIMCO CLO SERIES 2001-A


                                        By: /s/
                                            -----------------------------------
                                        Name:
                                        Title:


                                        By: /s/
                                            -----------------------------------


         LENDERS:                       AMERICAN EXPRESS CERTIFICATE COMPANY
                                        By:  American Express Asset Management
                                             Group Inc.,
                                             As Collateral Manager


                                        By: /s/ Steven B. Staver
                                            -----------------------------------
                                        Name:   Steven B. Staver
                                        Title:  Managing Director


         LENDERS:                       CENTURION CDO II, LTD.
                                        By:  American Express Asset Management
                                             Group Inc.,
                                             As Collateral Manager


                                        By: /s/ Steven B. Staver
                                            -----------------------------------
                                        Name:   Steven B. Staver
                                        Title:  Managing Director


         LENDERS:                       CENTURION CDO III, LIMITED
                                        By:  American Express Asset Management
                                             Group Inc.,
                                             As Collateral Manager


                                        By: /s/ Steven B. Staver
                                            -----------------------------------
                                        Name:   Steven B. Staver
                                        Title:  Managing Director


         LENDERS:                       IDS LIFE INSURANCE COMPANY
                                        By:  American Express Asset Management
                                             Group Inc.,
                                             As Collateral Manager


                                        By: /s/ Steven B. Staver
                                            -----------------------------------
                                        Name:   Steven B. Staver
                                        Title:  Managing Director


         LENDERS:                       KZH ING-2 LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       KZH STERLING LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       KZH CNC LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       KZH CYPRESS TREE - 1 LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       KZH ING - 3 LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       KZH WATERSIDE LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       KZH PONDVIEW LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       KZH SOLEIL-2 LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       KZH SOLEIL LLC


                                        By: /s/ Susan Lee
                                            -----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


         LENDERS:                       SEQUILS - CENTURION V, LTD.
                                        By:  American Express Asset Management
                                             Group Inc.,
                                             As Collateral Manager


                                        By: /s/ Steven B. Staver
                                            -----------------------------------
                                        Name:   Steven B. Staver
                                        Title:  Managing Director


         LENDERS:                       ARES LEVERAGED INVESTMENT FUND II, L.P.

                                        By:     Ares Management II, L.P.
                                        Its:    General Partner


                                        By: /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:   Seth J. Brufsky
                                        Title:  Vice President


         LENDERS:                       ARES III CLO LTD.

                                        By:     Ares CLO Management, LLC
                                        Its:    Investment Manager


                                        By: /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:   Seth J. Brufsky
                                        Title:  Vice President


         LENDERS:                       ARES IV CLO LTD.

                                        By:     Ares CLO Management IV, L.P.
                                        Its:    Investment Manager


                                                By:     Ares CLO GP IV, LLC
                                                Its:    Managing Member


                                        By: /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:   Seth J. Brufsky
                                        Title:  Vice President


         LENDERS:                       ARES V, CLO LTD.

                                        By:     Ares CLO Management V, L.P.
                                        Its:    Investment Manager


                                                By:     Ares Clo GP V, LLC
                                                Its:    Managing Member


                                        By: /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:   Seth J. Brufsky
                                        Title:  Vice President


         LENDERS:                       BNP PARIBAS


                                        By: /s/ Shayn P. March
                                            -----------------------------------
                                        Name:   Shayn P. March
                                        Title:  Vice President


                                        By: /s/ Richard Pace
                                            -----------------------------------
                                        Name:   Richard Pace
                                        Title:  Director


         LENDERS:                       CARYLYE HIGH YIELD PARTNERS II, LTD.


                                        By: /s/ Linda Pace
                                            -----------------------------------
                                        Name:   Linda Pace
                                        Title:  Principal


         LENDERS:                       CARYLYE HIGH YIELD PARTNERS III, LTD.


                                        By: /s/ Linda Pace
                                            -----------------------------------
                                        Name:   Linda Pace
                                        Title:  Principal


         LENDERS:                       STANWICH LOAN FUNDING LLC


                                        By: /s/ Diana L. Mushill
                                            -----------------------------------
                                        Name:   Diana L. Mushill
                                        Title:  Assistant Vice President


         LENDERS:                       JUPITER FUNDING TRUST


                                        By: /s/ Diana L. Mushill
                                            -----------------------------------
                                        Name:   Diana L. Mushill
                                        Title:  Authorized Agent


         LENDERS:                       WINGED FOOT FUNDING TRUST


                                        By: /s/ Diana L. Mushill
                                            -----------------------------------
                                        Name:   Diana L. Mushill
                                        Title:  Authorized Agent


         LENDERS:                       PROMETHEUS INVESTMENT FUNDING NO. 1 LTD
                                        By: CPF Asset Advisors LLC as Investment
                                            Manager


                                        By: /s/ Francesco Ossino
                                            -----------------------------------
                                        Name:   Francesco Ossino
                                        Title:  Director


                                        By: /s/ Timothy L. Harrod
                                            -----------------------------------
                                        Name:   Timothy L. Harrod
                                        Title:  Managing Director


         LENDERS:                       MASSSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY
                                        By:  David L. Babson & Co. Inc, under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Investment Manager


                                        By: /s/ Maryann Mccarthy
                                            -----------------------------------
                                        Name:   Maryann McCarthy
                                        Title:  Managing Director


         LENDERS:                       MASSSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY
                                        By:  David L. Babson & Co. Inc, as
                                             Investment Adviser


                                        By: /s/ Maryann Mccarthy
                                            -----------------------------------
                                        Name:   Maryann McCarthy
                                        Title:  Managing Director


         LENDERS:                       COSTANTINUS EATON VANCE CDO V, LTD.
                                        By:  Eaton Vance Management as
                                             Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                            -----------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


         LENDERS:                       EATON VANCE CDO III, LTD.
                                        By:  Eaton Vance Management as
                                             Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                            -----------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


         LENDERS:                       EATON VANCE CDO IV, LTD.
                                        By:  Eaton Vance Management as
                                             Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                            -----------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


         LENDERS:                       EATON VANCE SENIOR INCOME TRUST
                                        By:  Eaton Vance Management as
                                             Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                            -----------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


         LENDERS:                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND
                                        By:  Eaton Vance Management as
                                             Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                            -----------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


         LENDERS:                       GRAYSON & CO
                                        By:  Boston Management and Research as
                                             Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                            -----------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


         LENDERS:                       OXFORD STRATEGIC INCOME FUND
                                        By:  Eaton Vance Management as
                                             Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                            -----------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


         LENDERS:                       SENIOR DEBT PORTFOLIO
                                        By:  Boston Management and Research as
                                             Investment Advisor


                                        By: /s/ Payson F. Swaffield
                                            -----------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


         LENDERS:                       ERSTE BANK


                                        By: /s/ Brandon A. Meyerson
                                            -----------------------------------
                                        Name:   Brandon A. Meyerson
                                        Title:  Vice President, New York Branch


                                        By: /s/ John S. Runnion
                                            -----------------------------------
                                        Name:   John S. Runnion
                                        Title:  Managing Director, New York
                                                Branch


         LENDERS:                       BALLYROCK CDO I LIMITED
                                        By: BALLYROCK Investment Advisors LLC,
                                        as Collateral Manager


                                        By: /s/ Lisa Rymut
                                            -----------------------------------
                                        Name:   Lisa Rymut
                                        Title:  Assistant Treasurer


         LENDERS:                       FIDELITY ADVISOR SERIES II:
                                        FIEDLITY ADVISOR FLOATING RATE HIGH
                                        INCOME FUND


                                        By: /s/ John H. Costello
                                            -----------------------------------
                                        Name:   John H. Costello
                                        Title:  Assistant Treasurer


         LENDERS:                       FRANKLIN CLO II, LTD


                                        By: /s/ Richard D'Addario
                                            -----------------------------------
                                        Name:   Richard D'Addario
                                        Title:  Senior Vice President


         LENDERS:                       FRANKLIN FLOATING RATE MASTER SERIES


                                        By: /s/ Richard D'Addario
                                            -----------------------------------
                                        Name:   Richard D'Addario
                                        Title:  Senior Vice President


         LENDERS:                       FRANKLIN FLOATING RATE TRUST


                                        By: /s/ Richard D'Addario
                                            -----------------------------------
                                        Name:   Richard D'Addario
                                        Title:  Senior Vice President


         LENDERS:                       FRANKLIN FLOATING RATE DAILY ACCESS
                                        FUND


                                        By: /s/ Richard D'Addario
                                            -----------------------------------
                                        Name:   Richard D'Addario
                                        Title:  Senior Vice President


         LENDERS:                       GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Gregory Hong
                                            -----------------------------------
                                        Name:   Gregory Hong
                                        Title:  Duly Authorized Signatory


         LENDERS:                       HARCH CLO I, LTD.


                                        By: /s/ Michael E. Lewitt
                                            -----------------------------------
                                        Name:   Michael E. Lewitt
                                        Title:  Authorized Signatory


         LENDERS:                       SRV-HIGHLAND, INC.


                                        By: /s/ Diana L. Mushill
                                            -----------------------------------
                                        Name:   Diana L. Mushill
                                        Title:  Assistant Vice President


         LENDERS:                       BLUE SQUARE FUNDING SERIES 3
                                        By: Deutsche Bank Trust Co. Americas
                                        Formerly known as Bankers Trust Co.


                                        By: /s/ Jennifer Bohannon
                                            -----------------------------------
                                        Name:   Jennifer Bohannon
                                        Title:  Assistant Vice President


         LENDERS:                       EMERALD ORCHARD LIMITED


                                        By: /s/ Susan K. Strong
                                            -----------------------------------
                                        Name:   Susan K. Strong
                                        Title:  Attorney in Fact


         LENDERS:                       IKB CAPITAL CORPORATION


                                        By: /s/ David Snyder
                                            -----------------------------------
                                        Name:   David Snyder
                                        Title:  President


         LENDERS:                       ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                        By: ING Capital Advisors, LLC, as
                                            Collateral Manager


                                        By: /s/ Cheryl Wasilewski
                                            -----------------------------------
                                        Name:   Cheryl Wasilewski
                                        Title:  Vice President


         LENDERS:                       PILGRIM CLO 1999 - 1 LTD.
                                        By:  ING Investments, LLC
                                             as its Investment Manager


                                        By: /s/ Brian S. Horton
                                            -----------------------------------
                                        Name:   Brian S. Horton
                                        Title:  Vice President


         LENDERS:                       ML CLO XV PILGRIM AMERICA (CAYMAN) LTD
                                        By:  ING Investments, LLC
                                             as its Investment Manager


                                        By: /s/ Brian S. Horton
                                            -----------------------------------
                                        Name:   Brian S. Horton
                                        Title:  Vice President


         LENDERS:                       ING PRIME RATE TRUST
                                        By:  ING Investments, LLC
                                             as its Investment Manager


                                        By: /s/ Brian S. Horton
                                            -----------------------------------
                                        Name:   Brian S. Horton
                                        Title:  Vice President


         LENDERS:                       ING SENIOR INCOME FUND
                                        By:  ING Investments, LLC
                                             as its Investment Manager


                                        By: /s/ Brian S. Horton
                                            -----------------------------------
                                        Name:   Brian S. Horton
                                        Title:  Vice President


         LENDERS:                       NEMEAN CLO, LTD.
                                        By: ING Capital Advisors, LLC, as
                                            Investment Manager


                                        By: /s/ Cheryl Wasilewski
                                            -----------------------------------
                                        Name:   Cheryl Wasilewski
                                        Title:  Vice President


         LENDERS:                       AVALON CAPITAL LTD. 2
                                        By:  INVESCO Senior Secured Management,
                                              Inc.
                                              as Portfolio Advisor


                                        By: /s/ Anne M. McCarthy
                                            -----------------------------------
                                        Name:   Anne M. McCarthy
                                        Title:  Authorized Signatory


         LENDERS:                       AVALON CAPITAL LTD
                                        By:  INVESCO Senior Secured Management,
                                             Inc.
                                             as Portfolio Advisor


                                        By: /s/ Anne M. McCarthy
                                            -----------------------------------
                                        Name:   Anne M. McCarthy
                                        Title:  Authorized Signatory


         LENDERS:                       CHARTER VIEW PORTFOLIO
                                        By:  INVESCO Senior Secured Management,
                                             Inc.
                                             as Investment Advisor


                                        By: /s/ Anne M. McCarthy
                                            -----------------------------------
                                        Name:   Anne M. McCarthy
                                        Title:  Authorized Signatory


         LENDERS:                       DIVERSIFIED CREDIT PORTFOLIO LTD.
                                        By:  INVESCO Senior Secured Management,
                                             Inc.
                                             as Investment Advisor


                                        By: /s/ Anne M. McCarthy
                                            -----------------------------------
                                        Name:   Anne M. McCarthy
                                        Title:  Authorized Signatory


         LENDERS:                       OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-1, LTD.
                                        By:  INVESCO Senior Secured Management,
                                             Inc.
                                             as Subadvisor


                                        By: /s/ Anne M. McCarthy
                                            -----------------------------------
                                        Name:   Anne M. McCarthy
                                        Title:  Authorized Signatory


         LENDERS:                       SEQUILS-LIBERTY, LTD.
                                        By:  INVESCO Senior Secured Management,
                                             Inc.
                                             as Collateral Manager


                                        By: /s/ Anne M. McCarthy
                                            -----------------------------------
                                        Name:   Anne M. McCarthy
                                        Title:  Authorized Signatory


         LENDERS:                       CONTINENTAL CASUALTY COMPANY


                                        By: /s/ Dennis R. Hemme
                                            -----------------------------------
                                        Name:   Dennis R. Hemme
                                        Title:  Vice President


         LENDERS:                       NATIONAL CITY BANK


                                        By: /s/ William R. Ammerman
                                            -----------------------------------
                                        Name:   William R. Ammerman
                                        Title:  Senior Vice President


         LENDERS:                       NATEXIS BANQUES POPULAIRES


                                        By: /s/ Christian Giordano
                                            -----------------------------------
                                        Name:   Christian Giordano
                                        Title:  Vice President


                                        By: /s/ Harris Frommer
                                            -----------------------------------
                                        Name:   Harris Frommer
                                        Title:  Assistant Vice President


         LENDERS:                       HARBOURVIEW CLO IV


                                        By: /s/ Bill Campbell
                                            -----------------------------------
                                        Name:   Bill Campbell
                                        Title:  Manager


         LENDERS:                       OPPENHEIMER SENIOR FLOATING RATE


                                        By: /s/ Bill Campbell
                                            -----------------------------------
                                        Name:   Bill Campbell
                                        Title:  Manager


         LENDERS: SANKATY ADVISORS, INC., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         LENDERS: SANKATY ADVISORS, LLC, as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         LENDERS:                       SANKATY HIGH YIELD ASSET PARTNERS II,
                                        L.P.


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         LENDERS:                       SANKATY HIGH YIELD PARTNERS III, L.P.


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         LENDERS: SANKATY ADVISORS, LLC, as Collateral Manager for Race Point CLO, Limited, as Term Lender


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         LENDERS:                       PPM SHADOW CREEK FUNDING TRUST


                                        By: /s/ Diana L. Mushill
                                            -----------------------------------
                                        Name:   Diana L. Mushill
                                        Title:  Authorized Agent


         LENDERS:                       PPM SPYGLASS FUNDING TRUST


                                        By: /s/ Diana L. Mushill
                                            -----------------------------------
                                        Name:   Diana L. Mushill
                                        Title:  Authorized Agent


         LENDERS:                       HARBOUR TOWN FUNDING TRUST


                                        By: /s/ Diana L. Mushill
                                            -----------------------------------
                                        Name:   Diana L. Mushill
                                        Title:  Authorized Agent


         LENDERS:                       STEIN ROE & FARNHAM CLO I LTD.
                                        By: Stein Roe & Farnham Incorporated, as
                                            Portfolio Manager


                                        By: /s/ Kathleen A. Zam
                                            -----------------------------------
                                        Name:   Kathleen A. Zam
                                        Title:  Vice President


         LENDERS:                       TORONTO DOMINION (NEW YORK), INC.


                                        By: /s/ Susan K. Strong
                                            -----------------------------------
                                        Name:   Susan K. Strong
                                        Title:  Vice President


         LENDERS:                       TEXTRON FINANCIAL CORPORATION


                                        By: /s/ Naoto Hayashida
                                            -----------------------------------
                                        Name:   Naoto Hayashida
                                        Title:  Director


         LENDERS:                       TRANSAMERICA BUSINESS CAPITAL
                                        CORPORATION


                                        By: /s/ Robert E. Capasso
                                            -----------------------------------
                                        Name:   Robert E. Capasso
                                        Title:  Senior Vice President


         LENDERS:                       WELLS FARGO BANK, N.A.


                                        By: /s/ Reginald M. Goldsmith, III
                                            -----------------------------------
                                        Name:   Reginald M. Goldsmith, III
                                        Title:  Vice President

         TERM C LENDERS:                ANCHOR NATIONAL LIFE INSURANCE COMPANY


                                        By: /s/ John G. Lapham, III
                                            -----------------------------------
                                        Name:   John G. Lapham, III
                                        Title:  Authorized Agent


         TERM C LENDERS:                NEW ALLIANCE GLOBAL CDO, LIMITED
                                        By:  Alliance Capital Management L.P.,
                                        as Sub-advisor

                                             By: Alliance Capital Management
                                             Corporation, as General Partner


                                             By: /s/ Joel Serebransky
                                                 ------------------------------
                                                 Name:   Joel Serebransky
                                                 Title:  Senior Vice President


         TERM C LENDERS:                BNP PARIBAS


                                        By: /s/ Shayn P. March
                                            -----------------------------------
                                        Name:   Shayn P. March
                                        Title:  Vice President


                                        By: /s/ Richard Pace
                                            -----------------------------------
                                        Name:   Richard Pace
                                        Title:  Director


         TERM C LENDERS:                DENALI CAPITAL LLC, managing member of
                                        DC Funding Partners LLC, portfolio
                                        manager for DENALI CAPITAL CLO I, LTD.


                                        By: /s/ John Thacker
                                            -----------------------------------
                                        Name:   John Thacker
                                        Title:  Chief Credit Officer


         TERM C LENDERS:                HARCH CLO I, LTD.


                                        By: /s/ Michael E. Lewitt
                                            -----------------------------------
                                        Name:   Michael E. Lewitt
                                        Title:  Authorized Signatory


         TERM C LENDERS:                IKB CAPITAL CORPORATION


                                        By: /s/ David Snyder
                                            -----------------------------------
                                        Name:   David Snyder
                                        Title:  President


         TERM C LENDERS:                NATIONAL CITY PARK


                                        By: /s/ William R. Ammerman
                                            -----------------------------------
                                        Name:   William R. Ammerman
                                        Title:  Senior Vice President


         TERM C LENDERS:                OAK HILL CREDIT PARTNERS I, LIMITED
                                        By:  Oak Hill CLO Management, LLC
                                             as Investment Manager


                                        By: /s/ Robert B. Okun
                                            -----------------------------------
                                        Name:   Robert B. Okun
                                        Title:  Authorized Signatory


         TERM C LENDERS:                OAK HILL SECURITIES FUND, L.P.
                                        By:  Oak Hill Securities GenPar, L.P.
                                             its General Partner
                                        By:  Oak Hill Securities MGP, Inc.
                                             its General Partner


                                        By: /s/ Scott D. Krase
                                            -----------------------------------
                                        Name:   Scott D. Krase
                                        Title:  Vice President


         TERM C LENDERS:                OAK HILL SECURITIES FUND II, L.P.
                                        By:  Oak Hill Securities GenPar II, L.P.
                                             its General Partner
                                        By:  Oak Hill Securities MGP II, Inc.
                                             its General Partner


                                        By: /s/ Scott D. Krase
                                            -----------------------------------
                                        Name:   Scott D. Krase
                                        Title:  Vice President


         TERM C LENDERS:                SANKATY ADVISORS, INC., as Collateral
                                        Manager for Brant Point CBO 1999-1 LTD., as Term Lender


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         TERM C LENDERS:                SANKATY ADVISORS, LLC, as Collateral
                                        Manager for Great Point CLO 1999-1 LTD., as Term Lender


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         TERM C LENDERS:                SANKATY ADVISORS, LLC, as Collateral
                                        Manager for Race Point CLO, Limited, as
                                        Term Lender


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         TERM C LENDERS:                SANKATY HIGH YIELD ASSET PARTNERS II,
                                        L.P.


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         TERM C LENDERS:                SANKATY HIGH YIELD PARTNERS III, L.P.


                                        By: /s/ Diane J. Exter
                                            -----------------------------------
                                        Name:   Diane J. Exter
                                        Title:  Managing Director
                                                Portfolio Manager


         TERM C LENDERS:                GALAXY CLO 1999-1 Ltd.


                                        By: /s/ Thomas G. Brandt
                                            -----------------------------------
                                        Name:   Thomas G. Brandt
                                        Title:  Managing Director


         TERM C LENDERS:                SUNAMERICA LIFE INSURANCE COMPANY


                                        By: /s/ John G. Lapham, III
                                            -----------------------------------
                                        Name:   John G. Lapham, III
                                        Title:  Authorized Agent

                                                                  EXHIBIT A-5 TO
                                                                CREDIT AGREEMENT
                                                                ----------------


                                TERM C LOAN NOTE



$____________                                                 New York, New York
                                                              _________ __, 2002



         FOR VALUE RECEIVED, the undersigned, PLAYTEX PRODUCTS, INC., a Delaware corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of __________ (the "LENDER") at the office of Credit Suisse First Boston, Eleven Madison Avenue, New York, New York 10010-3629, Attention: Syndicated Finance Agency Group Manager, in lawful money of the United States of America and in immediately available funds, the principal amount of __________ DOLLARS ($__________), or, if less, the unpaid principal amount of the Term C Loan made by the Lender pursuant to subsection 5.3 of the Credit Agreement, as hereinafter defined. The principal amount of the Term C Loan made by the Lender shall be paid in the amounts and on the dates specified in subsection 6.2 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 6.6 of the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term C Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error therein shall not affect the obligations of the Borrower in respect of such Term C Loan.

         This Note (a) is one of the Term C Loan Notes referred to in the Credit Agreement, dated as of May 22, 2001 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, and Credit Suisse First Boston, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence and continuation of any one or more Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

                                PLAYTEX PRODUCTS, INC.



                                By: ____________________________

                                Name: __________________________

                                Title: _________________________

                                    SCHEDULE

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


====================================================================================================================================
   Date         Amount of ABR           Amount            Amount of       Amount of ABR Loans      Unpaid Principal       Notation
                    Loans            Converted to        Principal of         Converted to          Balance of ABR         Made By
                                       ABR Loans          ABR Loans         Eurodollar Loans           Loans
                                                           Repaid
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                    SCHEDULE

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


====================================================================================================================================
   Date         Amount of        Amount       Interest Period       Amount of          Amount of           Unpaid        Notation
               Eurodollar     Converted to     and Eurodollar      Principal of       Eurodollar          Principal       Made By
                  Loans        Eurodollar        Rate with          Eurodollar      Loans Converted      Balance of
                                 Loans        Respect Thereto      Loans Repaid           to             Eurodollar
                                                                                       ABR Loans            Loans
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                    EXHIBIT I



                              BORROWING CERTIFICATE

                             PLAYTEX PRODUCTS, INC.

                            (a Delaware corporation)



                  Pursuant to Section 3(A)(4) of the First Amendment to Credit Agreement, dated as of May __, 2002 (the "AMENDMENT"), by and among Playtex Products, Inc., a Delaware corporation (the "BORROWER"), the Persons listed on the signature pages thereto as Guarantors, the financial institutions listed on the signature pages thereto as Lenders and Credit Suisse First Boston, as Administrative Agent for the Lenders, amending that certain Credit Agreement dated as of May 22, 2001 (the "CREDIT AGREEMENT"), by and among the Borrower, the Lenders and the Administrative Agent (capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or the Amendment, as the context requires), the undersigned __________ of the Borrower hereby certifies on behalf of the Borrower as of the date hereof as follows:

                  1. Each of the representations and warranties of the Borrower and each other Loan Party set forth in Section 4 of the Amendment or which are contained in any certificate, document or financial or other statement furnished by or on behalf of the Borrower or any other Loan Party pursuant to or in connection with the Amendment are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof except for representations and warranties stated to related to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; and

                  2. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by the Amendment that would constitute an Event of Default or a Default.

                  IN WITNESS WHEREOF, I have signed this certificate as of the date written below.


PLAYTEX PRODUCTS, INC.



__________________________________
Name:
Title:


Date:    May __, 2002

                                  SCHEDULE 1.1
                                  ------------



         LENDER                                         COMMITMENT
         ------                                         ----------


Credit Suisse First Boston                        $450,000,000 Term C Loan

                                  SCHEDULE 6.2
                                  ------------


TERM C LOAN INSTALLMENTS
------------------------

The Borrower shall make principal payments on the Term C Loans in installments on the dates and in the amounts below:

                           DATE                         AMOUNT
                           ----                         ------
                  November 30, 2002                 $2,250,000
                  May 31, 2003                      $2,250,000
                  November 30, 2003                 $2,250,000
                  May 31, 2004                      $2,250,000
                  November 30, 2004                 $2,250,000
                  May 31, 2005                      $2,250,000
                  November 30, 2005                 $2,250,000
                  May 31, 2006                      $2,250,000
                  November 30, 2006                 $2,250,000
                  May 31, 2007                      $2,250,000
                  November 30, 2007                 $2,250,000
                  May 31, 2008                      $2,250,000
                  November 30, 2008               $211,500,000
                  May 31, 2009                    $211,500,000
                                                  ------------
                                                  $450,000,000

                               AMENDMENT NO. 1 TO
                               SECURITY AGREEMENT

                  AMENDMENT NO. 1 effective as of May 29, 2002 (this "AMENDMENT"), to SECURITY AGREEMENT, dated as of May 22, 2002 (as heretofore amended and as may be further amended, modified or supplemented from time to time, the "SECURITY AGREEMENT"), among the Grantors named therein (each a "GRANTOR" and collectively, the "GRANTORS") and Credit Suisse First Boston, as Secured Party (the "SECURED PARTY") for the lenders party to the Credit Agreement (the "LENDERS"), dated as of May 22, 2001, among Playtex Products, Inc., the Lenders, and Credit Suisse First Boston, as Administrative Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "CREDIT AGREEMENT") and (ii) the Interest Rate Exchangers (as such term is defined in the Security Agreement).

                  WHEREAS, a security interest has been granted by the Grantors pursuant to the Security Agreement in all deposit accounts of each Grantor, together with (i) all amounts on deposit from time to time in such deposit accounts and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  WHEREAS, the Borrower, the Lenders and the Secured Party have agreed to amend the Credit Agreement in certain respects, including the establishment of a deposit account to be known as the Excess Cash Flow Account to be held by the Secured Party pursuant to the provisions of the Security Agreement and administered as provided in the Credit Agreement and the Security Agreement; and

                  WHEREAS, the Grantors and the Secured Party desire to amend certain provisions of the Security Agreement in connection with the Excess Cash Flow Account;

                  NOW, THEREFORE, the Grantors and the Secured Party hereby agree as follows:

SECTION 1. DEFINED TERMS. Capitalized terms used herein and not defined shall have the respective meanings assigned to such terms in the Credit Agreement and the Security Agreement.

SECTION 2. AMENDMENTS TO THE SECURITY AGREEMENT. The Security Agreement is hereby amended as follows:

                  A. Section 12 of the Security Agreement is hereby amended by adding the following paragraph thereto:

                  "Secured Party is hereby authorized to establish and maintain in the name of Company and under the sole dominion and control of Secured Party, a restricted blocked deposit account designated as "Playtex Products, Inc. Excess Cash Flow Account". All amounts at any time held in the Excess Cash Flow Account shall be beneficially owned by Grantors but shall be held in the name of Secured Party hereunder, for the benefit of Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Except as set forth in the Credit Agreement and this Agreement, Grantors shall have no right to withdraw, transfer or otherwise receive any funds deposited into the Excess Cash Flow Account. Anything contained herein to the contrary notwithstanding, the Excess Cash Flow Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect. All deposits of funds in the Excess Cash Flow Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party. Each Grantor shall, promptly after initiating a transfer of funds to the Excess Cash Flow Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit. Cash held by Secured Party in the Excess Cash Flow Account shall be invested by Secured Party in Cash Equivalents at the request of the Borrower, and otherwise shall be maintained as a cash deposit in the Excess Cash Flow Account pending application thereof as provided in subsections 6.3(d) and 6.15 of the Credit Agreement or as elsewhere provided in this Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Excess Cash Flow Account and not invested as provided above shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms. Subject to Secured Party's rights hereunder, any interest earned on deposits of cash in the Excess Cash Flow Account shall be deposited directly in, and held in, the Excess Cash Flow Account."

                  B. Section 16 of the Security Agreement is hereby amended by adding the following as subsection (d):

                  `(d)     EXCESS CASH FLOW ACCOUNT. If an Event of Default has
         occurred and is continuing, at the direction of Required Lenders, amounts on deposit in the Excess Cash Flow Account shall be applied as provided in subsection 6.9(b) of the Credit Agreement.'

SECTION 3.        MISCELLANEOUS.

         3.1 This Amendment shall become effective upon the execution and delivery of counterparts hereof by the Grantors and the Secured Party.

         3.2 Except as specifically amended by this Amendment, the Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         3.3 Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         3.4 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         3.5 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         3.6 All references to the Security Agreement contained in the Security Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Security Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

         3.7 The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         GRANTORS:                      PLAYTEX PRODUCTS, INC.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        PLAYTEX INVESTMENT CORP.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        PLAYTEX INVESTMENT CORP.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        PLAYTEX INTERNATIONAL CORP.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        PLAYTEX MANUFACTURING, INC.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        PLAYTEX SALES AND SERVICES, INC.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        SUN PHARMACEUTICALS CORP.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------

                                        SMILE-TOTE, INC.
                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        TH MARKETING CORP.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        PERSONAL CARE HOLDINGS, INC.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        PERSONAL CARE GROUP, INC.

                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------


                                        CAREWELL INDUSTRIES, INC.
                                        By: /s/ Glenn A. Forbes
                                            -----------------------------------
                                        Title: Executive Vice President
                                               --------------------------------

         SECURED PARTY:                 CREDIT SUISSE FIRST BOSTON, as Secured
                                        Party


                                        By: /s/ Paul J. Corona
                                            -----------------------------------
                                        Name:   Paul J. Corona
                                        Title:  Director


                                        By: /s/ Dana F. Klein
                                            -----------------------------------
                                        Name:   Dana F. Klein
                                        Title:  Director